SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2009

SIMMONS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-124138	20-0646221

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800
Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)

770-512-7700
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Simmons Company’s subsidiary, Simmons Bedding Company, announced in a press release dated July 31, 2009 that it satisfied the conditions that were necessary to continue its forbearance period with its senior bank lenders through August 14, 2009.  Previously, the Company announced on June 30, 2009 that the senior bank lenders’ agreement to a forbearance period lasting until August 14, 2009 was subject to Simmons meeting certain conditions by July 31, 2009.

A copy of the press release announcing an update on the senior bank lenders forbearance is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1           A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SIMMONS COMPANY

By:	/s/ William S. Creekmuir
William S. Creekmuir
Executive Vice President and Chief Financial Officer

Date:	July 31, 2009